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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549


                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report (Date of Earliest
                 Event Reported):  June 30, 1998




                     CIAO CUCINA CORPORATION
_________________________________________________________________
     (Exact name of registrant as specified in its charter)

    Ohio                   000-21745              31-1357862
_________________________________________________________________
(State or other           (Commission           (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



      700 Walnut Street, Suite 300, Cincinnati, Ohio  45202
_________________________________________________________________
            (Address of principal executive offices)


Registrant's telephone number, including area code:(513) 241-9161
                                                   ______________
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            INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and are omitted from this report.

Item 5.   Other Events
          ____________

          The press release of Ciao Cucina Corporation (the "Company"), dated July 1, 1998, announcing that the Company's Common Stock no longer is listed on The Nasdaq Stock Market and instead will trade on the OTC Bulletin Board, is filed as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits
          _____________________________________________________

(a)  Financial Statements of Business Acquired.

     Not Applicable.

(b)  Pro Forma Financial Information.

     Not Applicable.

(c)  Exhibits

     Number         Description
     ______         ___________

       99           Press Release dated July 1, 1998
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                            SIGNATURE
                            _________

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 2, 1998           CIAO CUCINA CORPORATION



                              By /s/ Stephen J. Kent
                                _________________________________
                                           Stephen J. Kent
                                           President